Exhibit 99.2


                               HOUSEHOLD [LOGO]

------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$736,482,000 (approximate)


Household Home Equity Loan Trust 2003-2


Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2


HFC Revolving Corporation
Depositor


Household Finance Corporation
Master Servicer


December 9, 2003


Banc of America Securities LLC and J.P. Morgan Securities Inc.
Lead Managers

Deutsche Bank Securities, HSBC and Morgan Stanley & Co. Incorporated
Co-Managers





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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                                HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                  Disclaimer
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities or any of its affiliates. None of the issuer of the securities nor any of its affiliates has prepared, reviewed or participated in the preparation of this material, is responsible for the accuracy of this material or has authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer and its affiliates in connection with the proposed transaction.

The attached tables and other statistical analyses are privileged and confidential and are intended for use by the addressee only.

Any yields or weighted average lives shown in the material are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is probable that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in this material. Furthermore, unless otherwise provided, the material assumes no losses on the underlying assets and no interest shortfalls. The actual losses and interest shortfalls may dramatically affect yields or weighted average lives. The specific characteristics of the securities may differ from those shown in the material due to differences between the actual underlying assets and the hypothetical assets used in preparing the material. The principal amount and structure of any security described in the material are subject to change prior to issuance.

A final Prospectus (as defined herein) may be obtained by contacting the Banc of America Securities LLC Trading Desk at (704)388-1597.

Please be advised that asset-backed securities may not be appropriate for all investors. Investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.
------------------------------------------------------------------------------









------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                                HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                          Forward Looking Statements
------------------------------------------------------------------------------
Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 27A of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.
------------------------------------------------------------------------------










------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

-------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                                HOUSEHOLD [LOGO]
-------------------------------------------------------------------------------

                                 Household Home Equity Loan Trust Asset-Backed Notes, Series 2003-2
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Notes
-----------------------------------------------------------------------------------------------------------------------------------

                                                                            Expected
                                                                            Principal
                        Expected                               Expected      Window      Modified
                       Approximate      Interest  Principal    WAL (yrs)      (mos)      Duration
Notes (1)(2)(3)(4)      Size (1)          Type      Type       Call/Mat     Call/Mat     Call/Mat          Expected Ratings
------------------- ------------------ --------- ------------ ------------ ------------ ------------ ---------- ---------- --------
                                                                                                      Moody's      S&P      Fitch
------------------- ------------------ --------- ------------ ------------ ------------ ------------ ---------- ---------- --------
         A           $615,130,000       Floating   Senior     2.25 / 2.43  1-65 / 1-96  2.17 / 2.33     Aaa        AAA       AAA
------------------- ------------------ --------- ------------ ------------ ------------ ------------ ---------- ---------- --------
         M           $121,352,000       Floating    Mezz      2.25 / 2.43  1-65 / 1-96  2.16 / 2.32     Aa2        AA        AA
------------------- ------------------ --------- ------------ ------------ ------------ ------------ ---------- ---------- --------


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Notes:

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Notes are priced to a 15% optional clean-up call (as a percent of the aggregate initial principal amount of the Notes). If the Optional Termination is not exercised, an auction process will begin in the third following month. Starting with the month after the first failed auction, all payments that would normally go to the ownership interest in the Trust will be used to pay down the Notes.

(3) It is expected that the Notes will be subject to an Available Funds Cap.

(4) Based on the prepayment Pricing Speed as described below.

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                                Pricing Speed:
------------------------------------------------------------------------------

100% PPC:

100% PPC assumes on a seasoning adjusted basis that prepayments start at 0% CPR in month one, increase by approximately 1.3158% each month to 25% CPR in month twenty, and remain at 25% CPR thereafter.
------------------------------------------------------------------------------



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                                  Contacts
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                                HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Banc of America Securities LLC

ABS Trading/Syndicate                       Tel:  (704) 388-1597
---------------------                       Fax:  (704) 335-5904

Rob Karr                                    robert.h.karr@bankofamerica.com
Pat Beranek                                 patrick.beranek@bankofamerica.com
Jeff Willoughby                             jeff.t.willoughby@bankofamerica.com
Chris Springer                              chris.springer@bankofamerica.com

Global Structured Finance                   Fax: (704) 388-9668
-------------------------
Dan Stercay                                 Tel:  (704) 388-8686
                                            daniel.j.stercay@bankofamerica.com
Jeff Hare                                   Tel:  (704) 388-6840
                                            jeff.hare@bankofamerica.com
Vikas Garg                                  Tel:  (704) 388-3681
                                            vikas.garg@bankofamerica.com
Scott Shultz                                Tel:  (704) 387-6040
                                            scott.m.shultz@bankofamerica.com
Jorge Panduro                               Tel:  (704) 386-0902
                                            jorge.panduro@bankofamerica.com

Rating Agencies
Daniel Gringauz- Moody's                    (212) 553-4108
Jamie Moy - Fitch                           (212) 908-0862
Becky Cao - S&P                             (212) 438-2595
-------------------------------------------------------------------------------










------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                                HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY OF TERMS
--------------------------------------------------------------------------------------------------------------------------
Issuer:                     Household Home Equity Loan Trust 2003-2 (the "Trust")

Sellers:                    Wholly owned subsidiaries of Household Finance Corporation, including subsidiaries of
                            Beneficial Corporation

Offered Notes:              Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2 (the "Notes")

Depositor:                  HFC Revolving Corporation

Master Servicer:            Household Finance Corporation

Indenture Trustee:          [J.P. Morgan Trust Company, National Association]

Owner Trustee:              The Bank of New York

Co-Lead Managers:           Banc of America Securities LLC and J.P. Morgan Securities Inc.

Co-Managers:                Deutsche Bank Securities Inc.

                            HSBC Securities (USA) Inc.

                            (HSBC Securities (USA) Inc. is an affiliate of HFC Revolving Corporation)


                            Morgan Stanley & Co. Incorporated

Expected Pricing Date:      On or about December [11], 2003

Expected Closing Date:      On or about December [18], 2003

Tax Status:                 Subject to the considerations in the Prospectus, the Notes will be debt for federal income tax purposes.

ERISA Eligibility:          The Notes are expected to be ERISA eligible.

SMMEA Eligibility:          The Notes will NOT constitute "mortgage related securities" for purposes of SMMEA.

Servicing Fee:              0.50% per annum of the outstanding  principal balance of each home equity loan as of the first day of the related Collection Period.

Statistical Cut-Off Date:   The close of business on November 19, 2003

Cut-Off Date:               The close of business on December 8, 2003
--------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                SUMMARY OF TERMS (Continued)
--------------------------------------------------------------------------------------------------------------------------
Home Equity Loans:          There will be 7,462 closed-end, fixed or declining rate, fully amortizing home equity loans with an aggregate principal balance of approximately $878,346,862.29 as of the Statistical
                            Cut-Off Date. The home equity loans are secured by first or second liens on one-to-four family residential properties. All of the home equity loans are simple interest home equity loans, which require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method on the basis of the outstanding principal balance of that home equity loan multiplied by the applicable monthly interest rate for the number of days in the period elapsed since the preceding payment of interest was made.
                            Previously, payments were applied first to late charges, then to all current and past due interest accrued on the loan and then in succession to the extent of funds available, to fees and expenses, insurance premiums and reduction of the principal balance. Beginning in the third quarter of 2003, in the event interest accrued in a prior collection period remains unpaid, payments will be applied to such unpaid interest only after funds are applied to pay all current accrued interest and outstanding principal.

                            For collateral statistics please see the "Description of the Statistical Cut-off Date
                            Collateral" below.

Payment Dates:              The 20th of each month, or if such day is not a business day, the next succeeding business day, beginning in January 2004.

Accrued Interest:           The price to be paid by investors for the Notes will not include accrued interest (i.e.
                            settle flat, 0 delay days).

Collection Period:          The calendar month preceding the month in which such Payment Date occurs, except that with respect to the initial Payment Date, the Collection Period is the period from the Cut-Off Date and ending on December 31, 2003.

Interest Accrual            The interest accrual period for the Notes with respect to any Payment Date will be the period
Period:                     beginning with the previous Payment Date (or, in the case of the first Payment Date, the
                            Closing Date) and ending on the day prior to such Payment Date (on an actual/360 day count basis).

Payment Delay:              0 days

Form of Notes:              Book entry form, same day funds (through DTC, and if applicable, Euroclear and Clearstream)
--------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                SUMMARY OF TERMS (Continued)
--------------------------------------------------------------------------------------------------------------------------
Substitution Ability:       The Master Servicer will have the right to substitute up to 2% of the aggregate pool balance of the home equity loans as of the Cut-Off Date, subject to required eligibility criteria.

Optional                    On the three Payment Dates immediately following the Payment Date on which the aggregate
Termination/Maturity        principal balance of the Notes is less than 15% of the aggregate principal balance of the Notes
Date:                       on the Closing Date, the Master Servicer will have the option to purchase the remaining home equity loans from the trust. To the extent that the Master Servicer does not exercise its optional termination right within the period described above, on the following Payment Date the
                            Indenture Trustee will begin an auction process to sell the remaining home equity loans in the trust. In addition, if the principal and interest due on the Notes is not paid in full by the
                            Payment Date in December 2013, the Indenture Trustee immediately will begin an auction process for the sale of the remaining home equity loans. On each Payment Date subsequent to the earlier of (i) the date on which the first auction conducted in connection with the 15% optional termination outlined above is not successful and (ii) the December 2013 Payment Date, all payments that would normally be distributed to the ownership interest in the trust will be used to pay down the Notes. Generally, at the time the home equity loans are sold the outstanding principal balance of the Class A and Class M Notes will be paid in full with accrued interest and any Class A and Class M Supplemental Interest Amount. However, in certain limited circumstances (with consent of 66 2/3% of the outstanding principal balance of all of the Notes in the aggregate), the home equity loans remaining in the trust after the Payment Date in
                            December 2013 may be sold for less than the full outstanding principal balance of, and accrued interest and any Supplemental Interest Amount on, the Class A and Class M Notes.

Monthly Master              The Master Servicer will not make advances relating to delinquent payments of principal and
Servicer Advances:          interest with respect to any home equity loan included in the home equity pool.

Prospectus:                 The Notes are being offered pursuant to a prospectus supplemented by a prospectus supplement
                            (together, the "Prospectus"). Complete information with respect to the Notes and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.

                            PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                            CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE NOTES. ALSO, PLEASE CAREFULLY CONSIDER
                            "RECENT DEVELOPMENTS" IN THE PROSPECTUS IN CONNECTION WITH AN INVESTMENT IN THE NOTES.
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                              CREDIT ENHANCEMENT
------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                                HOUSEHOLD [LOGO]
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Credit                      1)  Excess Interest: Because more interest is expected to be paid by the borrowers than is
Enhancement:                    necessary to pay interest on the Notes and other expenses of the Trust each month, there is expected to be excess interest which may be used to make additional payments of principal on the Notes.

                            2)  Overcollateralization: The excess of the principal balance of the home equity loans over the outstanding principal balance of the Class A and Class M Notes represents overcollateralization which will be applied to absorb some losses on the home equity loans to the extent not covered by Excess Interest. The overcollateralization will be represented by the equity certificate of the trust, which will initially be held by the Depositor. The
                                Excess Interest described above will be distributed to the Class A and Class M Notes as principal if the Overcollateralization Amount is below the required level. This will reduce the principal balance of the Class A and Class M Notes faster than the principal balance of the home equity loans until the Targeted Overcollateralization Amount is reached.

                            3)  Subordination: If the funds available to pay scheduled interest on the Notes are insufficient to fully pay all interest then due, payments of interest on the Class A Notes will be paid before payments of interest on the Class M Notes. Similarly, if the funds available to pay scheduled payments of principal on the Notes are insufficient to fully pay all principal then due, payments of principal on the Class A Notes will be paid before payments of principal on the Class M Notes.

Stepdown Date:              The later to occur of (x) the Payment Date in January 2007 and (y) the first Payment Date on which the aggregate pool balance of the home equity loans has been reduced to 50.00% of the aggregate pool balance of the home equity loans as of the Cut-Off Date.

---------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                               CREDIT ENHANCEMENT (Continued)
----------------------------------------------------------------------------------------------------------------------------------
Initial                     On the Closing Date, the Overcollateralization Amount will be equal to approximately 12.00% of
Overcollateralization       the aggregate principal balance of the home equity loans as of the Cut-Off Date.
Amount:

Targeted                    With respect to any Payment Date (x) prior to the Stepdown Date, an amount equal to 16.75% of the
Overcollateralization       aggregate principal balance of the home equity loans as of the Cut-Off Date, and (y) on and after
Amount:                     the Stepdown Date and on which a Trigger Event is not in effect, the greater of (i) 33.50% of the aggregate principal balance of the home equity loans as of the last day of the related Collection
                            Period and (ii) 1.00% of the aggregate principal balance of the home equity loans as of the
                            Cut-Off Date. If a Trigger Event is in effect on any Payment Date on or after the Stepdown Date, the Targeted Overcollateralization Amount for such Payment Date shall be equal to the Targeted
                            Overcollateralization Amount for the immediately preceding Payment Date.

                            In the event that the Targeted Overcollateralization Amount is permitted to decrease, or "step down" on a Payment Date in the future, a portion of the principal collections to be distributed on that Payment Date will be paid to the holder of the ownership interest in the Trust. This has the effect of decelerating the amortization of the Notes relative to the amortization of the home equity loans, and of reducing the Overcollateralization Amount.

Interim                     With respect to any Payment Date, the excess, if any, of the aggregate principal balance of the
Overcollateralization       home equity loans as of the last day of the related Collection Period over (i) the aggregate
Amount:                     principal balance of the Notes on such Payment Date (before taking into account any payments of principal on that Payment Date) less (ii) the sum of (a) the principal collections received during such Collection Period (b) the Additional Principal Reduction Amount for such Payment
                            Date and (c) the Principal Carry Forward Amount for each class of Notes for such Payment Date.

Interim                     With respect to any Payment Date, the excess, if any, of the Targeted Overcollateralization
Overcollateralization       Amount over the Interim Overcollateralization Amount.
Deficiency:

Overcollateralization       With respect to any Payment Date, the excess, if any, of (x) the aggregate principal balance of
Amount:                     the home equity loans as of the last day of the related Collection Period over (y) the principal amount of the Class A and Class M Notes (after taking into account any payments of principal on such Payment Date).
---------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                               CREDIT ENHANCEMENT (Continued)
---------------------------------------------------------------------------------------------------------------------------

Overcollateralization       With respect to any Payment Date, the amount (but not in excess of the principal collections
Release Amount:             received during the related Collection Period) equal to the excess, if any, of (i) the Interim
                            Overcollateralization Amount for such Payment Date over (ii) the Targeted Overcollateralization
                            Amount for such Payment Date.

Trigger Event:              Will be in effect on any Payment Date on or after the Stepdown Date on which either (i) the three month rolling average of the Two Payment Plus Delinquency Percentage for such Payment
                            Date equals or exceeds 10.00%, or (ii) the Cumulative Loss Percentage for such Payment Date exceeds the percentage for such Payment Date as described below.

Two Payment Plus            With respect to any Collection Period, a fraction, expressed as a percentage, the numerator of
Delinquency Percentage:     which is equal to the aggregate of the principal balances of all home equity loans that are two or more payments contractually delinquent, in bankruptcy or in foreclosure or REO home equity loans, and the denominator of which is the aggregate principal balance of the home equity loans as of the end of such Collection Period.

Cumulative Loss             With respect to any Payment Date on or after the Stepdown Date, a Trigger Event will be in
Percentage:                 effect if the Cumulative Loss Percentage exceeds the values defined below:

                                        Payment Dates                          Cumulative Loss Percentage
                                        -------------                          --------------------------

                            January 2007 - December 2007                                    10.50%

                            January 2008 - December 2008                                    15.00%

                            January 2009 and thereafter                                     20.00%
---------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                     PASS THROUGH RATES
---------------------------------------------------------------------------------------------------------------------------
Note Rate:                  Each class of Notes will accrue interest during each Interest Accrual Period at a variable rate per annum equal to the lesser of (i) the Formula Rate for such class and Interest Accrual
                            Period and (ii) the Available Funds Cap for the related Payment Date.

Formula Rate:               With respect to each class of Notes and any Interest Accrual Period, a per annum rate equal to the sum of (a) One-Month LIBOR for such Interest Accrual Period and (b) the applicable note margin for such class and Interest Accrual Period.

Available Funds Cap:        With respect to any Payment Date a per annum rate equal to the product of (x) the weighted average of the net loan rates of each home equity loan, in each case outstanding as of the first day of the related Collection Period, and (y) a fraction the numerator of which is 30 and the denominator of which is the number of days in the related Interest Accrual Period.

Current Interest:           With respect to any Payment Date and each class of Notes, an amount equal to interest accrued during the related Interest Accrual Period on the principal amount of such class of Notes immediately prior to the Payment Date at the applicable Note Rate.

Supplemental Interest       With respect to any Payment Date and each class of Notes, the sum of (i) the excess, if any, of
Amount:                     interest accrued on such class of Notes during the related Interest Accrual Period at the applicable Formula Rate over interest due on such class of Notes at the applicable Note Rate;
                            (ii) any Supplemental Interest Amount for such class remaining unpaid from prior Payment Dates;
                            and (iii) interest on the amount in clause (ii) at the applicable Formula Rate.

Interest Carry Forward      As to each class of Notes and any Payment Date, the sum of (x) the amount, if any, by which (i)
Amount:                     the sum of the Current Interest and the Interest Carry Forward Amount for such class of Notes as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payments in respect of such amounts made to such class of Notes on such preceding Payment Date plus (y)
                            interest on such amount calculated for the related Accrual Period at the related Note Rate.
---------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                   ADDITIONAL DEFINITIONS
---------------------------------------------------------------------------------------------------------------------------
Available Payment           The sum of (a) principal and interest collections, minus the servicing fee, received on the
Amount:                     home equity loans during the related Collection Period only, (b) insurance proceeds not considered part of principal collections and (c) any amounts required to be paid in connection with the termination of the Trust.

Principal Payment           As to any Payment Date, (a) the principal collections received on the home equity loans during
Amount:                     the related Collection Period for such Payment Date minus (b) for Payment Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the
                            Overcollateralization Release Amount, if any.

Additional Principal        As to any Payment Date, the aggregate outstanding principal balance of the home equity loans as
Reduction Amount:           of the first day of the related Collection Period less the sum of (x) the aggregate principal balance of the home equity loans as of the last day of the related Collection Period and (y)
                            the principal collections received on the home equity loans during the related Collection
                            Period.

Principal Carry Forward     As to each class of Notes and any Payment Date, the amount, if any, by which (i) the Principal
Amount:                     Carry Forward Amount and Additional Principal Reduction Amount payable to such class of Notes, as of the preceding Payment Date, exceeded (ii) the amount of principal actually paid to the holders of such class in respect of such amounts on such prior Payment Date.

Extra Principal Payment     The lesser of (i) the Monthly Excess Cashflow and (ii) the Interim Overcollateralization
Amount:                     Deficiency.

Monthly Excess Cashflow:    With respect to any Payment Date, the excess, if any, of (i) interest collections (less servicing fees) received during the related Collection Period over (ii) the sum of (x) the
                            Current Interest plus the Interest Carry Forward Amount for each class of Notes for such
                            Payment Date, (y) the Additional Principal Reduction Amount for such Payment Date and (z) the
                            Principal Carry Forward Amount for each class of Notes for such Payment Date.
---------------------------------------------------------------------------------------------------------------------------












------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                     PRINCIPAL AND INTEREST DISTRIBUTIONS
------------------------------------------------------------------------------

On each Payment Date, the Indenture Trustee, with respect to the Notes, and the paying agent, with respect to the ownership interest in the Trust, shall pay amounts on deposit in the collection account, to the extent of the Available Payment Amount, in the following amounts and order of priority:

(i) To the holders of the Class A Notes, the Current Interest and any Interest Carry Forward Amount for such class and Payment Date;

(ii) To the holders of the Class M Notes, the Current Interest and any Interest Carry Forward Amount for such class and Payment Date;

(iii) To the Class A Notes until the principal balance of such Class A Notes has been reduced to zero, approximately 83.52274733% of the Principal Payment Amount for such Payment Date;

(iv) To the Class A Notes, the Principal Carry Forward Amount with respect to the Class A Notes for such Payment Date;

(v) To the Class A Notes until the principal balance of such Class A Notes has been reduced to zero, approximately 83.52274733% of the Additional Principal Reduction Amount for such Payment Date;

(vi) To the Class M Notes until the principal balance of such Class M Notes has been reduced to zero, approximately 16.47725267% of the Principal Payment Amount for such Payment Date;

(vii) To the Class M Notes, the Principal Carry Forward Amount with respect to the Class M Notes for such Payment Date;

(viii) To the Class M Notes until the principal balance of such Class M Notes has been reduced to zero, approximately 16.47725267% of the Additional Principal Reduction Amount for such Payment Date;

(ix) Concurrently, to each class of the Notes until the principal balance of each class of Notes has been reduced to zero, approximately 83.52274733% of the Extra Principal Payment Amount for such Payment Date to the Class A Notes and approximately 16.47725267% of the Extra Principal Payment Amount for such Payment Date to the Class M Notes;

(x) To each class of Notes, pro rata based on unpaid Supplemental Interest Amounts, the outstanding Class A Supplemental Interest Amount and Class M Supplemental Interest Amount for such Payment Date;

(xi) to the Owner Trustee on behalf of the Trust, an amount sufficient to pay any judgment or settlement affecting the Trust; and

(xii) to the holder of the ownership interest in the Trust, any remaining Available Payment Amount, subject to certain limitations.


------------------------------------------------------------------------------





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

------------------------------------------------------------------------------
   Delinquency and Loss Experience of the Master Servicer's Closed End Home
                               Equity Portfolio
------------------------------------------------------------------------------
The information presented below summarizes the delinquency and loss experience for all closed-end home equity loans originated by the United States consumer lending business of HFC, including loans purchased with servicing performed by HFC and its subsidiaries that were originated through a sourcing relationship, real estate acquired through foreclosures, and the retail operations of Beneficial Corporation, a subsidiary of HFC. The policies and practices described below are those of HFC's consumer lending business with respect to home equity loans.

HFC determines the delinquency status of a home equity loan on the basis of contractual delinquency, which is a method of determining delinquency status based on the status of payments due under the home equity loan. The delinquency status of a home equity loan may be affected by HFC's account management policies and practices for the collection of home equity loans in its consumer lending portfolio as described below. Under these policies and practices, HFC may treat a home equity loan as current based upon indicia or criteria that in its judgment evidence a probability of continued payment. These policies and procedures are designed to maintain and improve borrower relationships, to maximize collections and to avoid foreclosure if reasonably possible.

HFC's primary account management practice that resets the delinquency status of a home equity loan to contractually current is referred to as a restructure. Restructuring is used in situations where a delinquent borrower is in a position to resume making payments but may not have sufficient funds to pay all past due amounts. A restructure does not change the maturity date of the home equity loan but does require the borrower to pay all amounts due on or before the maturity date. "Hardship restructures" or "workout restructures" are situations in which the payment and/or interest rate may be modified on a temporary or permanent basis. HFC also enters into modifications. In conjunction with modifications, HFC may agree to change the borrower's interest rate and/or monthly payment amount and HFC will reset the contractual delinquency status to current.

The fact that restructure criteria may be met for a particular home equity loan does not require HFC to restructure that loan, and the extent to which HFC restructures home equity loans that are eligible under the criteria will vary depending upon its view of prevailing economic conditions and other factors that may change from time to time. HFC uses account restructuring in an effort to maximize collections and to maintain and improve borrower relationships, and accordingly, the application of this practice is subject to complexities, variations and changes from time to time. These policies and practices are continually under review and assessment to assure that they meet the goals outlined above, and consequently, HFC will modify or permit exceptions to these general policies and practices from time to time. In addition, exceptions to these policies and practices may be made in specific situations in response to legal or regulatory agreements or orders such as the Settlement Agreement. When comparing delinquency and loss experience in different periods, the fact that HFC's restructure policies and practices will change over time and that exceptions are made to those policies and practices, should be taken into account.









------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   Delinquency and Loss Experience of the Master Servicer's Closed End Home
                         Equity Portfolio (Continued)
------------------------------------------------------------------------------
In the third quarter of 2003, HFC implemented certain changes to its restructure policies and practices that generally apply to loans originated after January 1, 2003. Though HFC anticipates that the changes in these policies and practices may result in some short-term increase in delinquency that may lead to higher charge-offs, it does not expect that the changes will have a significant impact on its business model or on its results of operations as these changes will generally be phased in as new receivables are originated. These policies and practices to be effective for loans originated after January 1, 2003 are:

     o home equity loans may be restructured upon receipt of two qualifying payments within the 60 days preceding the restructure;
     o home equity loans will be limited to four restructures in a rolling 60 month period;
     o home equity loans will generally not be eligible for restructure until nine months after origination;
     o home equity loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;
     o home equity loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;
     o except for bankruptcy reaffirmation and filed Chapter 13 plans, a home equity loan will generally not be restructured more than once in a 12 month period;
     o home equity loans in workout situations (involving a temporary or permanent adjustment to the payment and/or interest rate) may be restructured upon receipt of two qualifying payments;
     o borrowers who have been affected by a disaster may be allowed to skip a payment;
     o home equity loans whose borrowers agree to make payments by automatic withdrawal may generally be restructured upon receipt of one qualifying payment; and
     o home equity loans whose borrowers are on a work stoppage or strike may be restructured upon receipt of one qualifying payment or no payments.


Home equity loans originated prior to January 1, 2003 will generally be subject to restructure policies and practices that differ from those summarized above. The policies and practices applicable to those loans are summarized below:

     o home equity loans may be restructured upon receipt of two qualifying payments within 60 days; however, home equity loans whose borrowers are in workout, disaster or strike situations may be restructured upon receipt of one payment or no payments;
     o home equity loans whose borrowers have filed for Chapter 7 bankruptcy protection may be restructured upon receipt of a signed reaffirmation agreement;
     o home equity loans whose borrowers are subject to a Chapter 13 plan filed with a bankruptcy court generally may be restructured upon receipt of one qualifying payment;
     o except for bankruptcy reaffirmation and filed Chapter 13 plans, agreed automatic withdrawal or workout/disaster/strike situations, home equity loans are generally limited to one restructure every 12 months;
     o home equity loans generally are not eligible for restructure until six months after origination; and
     o home equity loans whose borrowers agree to make payments by automatic withdrawal may generally restructured with one qualifying payment.





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

------------------------------------------------------------------------------
   Delinquency and Loss Experience of the Master Servicer's Closed End Home
                         Equity Portfolio (Continued)
------------------------------------------------------------------------------
In addition to restructuring home equity loans, in limited situations HFC may enter into a rewrite with a borrower. HFC enters into rewrites to manage borrower relationships, maximize collections and avoid foreclosure if reasonably possible. In a rewrite, a new home equity loan is written for a borrower whose home equity loan is delinquent, and the proceeds of the new home equity loan are applied to prepay the delinquent home equity loan in full. The new home equity loan will be treated as contractually current and will not be reflected in delinquency statistics, and will not be substituted or otherwise added to the trust.

Delinquency and loss experience of home equity loans purchased from other lenders, including through correspondent and wholesale operations, are not included in the following tables. The tables also exclude information for HFC's revolving home equity loans. With respect to home equity loans, HFC's general policy is to initiate foreclosure on the mortgaged property only after the home equity loan is more than two months delinquent, any notices required by law have been sent to the borrower and the foreclosure is authorized by management. Foreclosure proceedings may be terminated if the delinquency is cured. However, under certain circumstances, HFC may elect not to commence foreclosure if (1) the borrower's default is due to special circumstances which are temporary and are not expected to last beyond a specified period (see related discussion above) or (2) there is no economic benefit from the pursuit of foreclosure taking into account the expected costs of foreclosure and property restoration and management. HFC's policy with respect to charged-off amounts is generally to recognize losses on past due accounts when HFC takes title to the property in foreclosure proceedings or a settlement with the borrower is reached. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the home equity loans will be similar to that described below.







------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                              Delinquency and Loss Experience of the Master Servicer's Closed End Home
                                                    Equity Portfolio (Continued)
-----------------------------------------------------------------------------------------------------------------------------------

Consumer Lending Closed-End Home Equity Loan Delinquency Experience

                                           At September 30,                             At December 31,
                                        -------------------------------------------------------------------------------------------
                                                 2003              2002               2001            2000           1999
                                        -------------------------------------------------------------------------------------------

Number of home equity loans managed               281,713           285,654            255,118          207,828         151,564


Aggregate principal balance of home     $  25,013,432,780  $ 23,095,352,687   $ 19,327,020,694  $13,520,396,079  $9,030,156,919
equity loans managed

Contractually delinquent principal
balances of the home equity loans
managed

One payment past due                    $     891,468,447  $    751,973,652   $    551,652,745  $   422,286,344  $  425,152,949

Two payments past due                   $     187,125,356  $    168,040,461   $     86,227,538  $    50,625,989  $   40,666,317

Three or more payments past due         $     877,350,246  $    666,674,276   $    433,046,224  $   294,647,865  $  219,412,482

Principal balance of home equity loans
managed three or more payments past due
as a percentage of the aggregate
principal balance of the home equity
loans managed                                       3.51%             2.89%              2.24%            2.18%           2.43%


In the foregoing table, "home equity loans managed" includes home equity loans owned and serviced with limited recourse and
"contractually delinquent principal balances of the home equity loans managed" includes REO Home Equity Loans.


Consumer Lending Closed-End Home Equity Loan Loss Experience

                                           At or For the Period
                                                 Ended                      At or for the Period Ended December 31,
                                        -------------------------------------------------------------------------------------------
                                        September 30, 2003         2002               2001            2000           1999
                                        -------------------------------------------------------------------------------------------

Number of home equity loans managed               281,713           285,654            255,118          207,828         151,564

Aggregate principal balance of home     $  23,814,319,571  $ 21,906,970,326   $ 16,299,225,561  $11,227,917,100  $7,308,311,310
equity loans managed

Gross charge-offs                       $     187,386,590  $    164,485,887   $     81,677,475  $    67,740,620  $   49,140,624

REO expense                             $      55,709,128  $     49,507,984   $     39,026,156  $    32,757,512  $   27,322,858

Ratio of gross charge-offs to average
  balance (Note)                                    1.05%             0.75%              0.50%            0.60%           0.67%

Ratio of gross charge-offs and REO
  expense to average balance (Note)                 1.36%             0.98%              0.74%            0.90%           1.05%



In the foregoing table, "home equity loans managed" includes home equity loans owned and serviced with limited recourse, and
"average principal balance of home equity loans managed" is the average of the monthly average principal balances.  "Gross charge-
offs" is the loss recognized (a) upon settlement with the borrower for less than the entire amount due, and (b) upon writedown to the net realizable value of a property when HFC or a subsidiary acquires title to the property.  Expenses incurred in foreclosing upon, maintaining or selling the property, additional losses taken upon decline of the property's net value or any loss on sale of the underlying property are reflected separately above as "REO expense".

*Note:  The Period Ended September 30, 2003 has been annualized








------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF THE STATISTICAL CUT-OFF DATE COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------


Summary                                                                                                  Minimum          Maximum
                                                                                                         -------          -------
----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Mortgage Loan Principal Balance                        $878,346,862.29
Aggregate Number of Mortgage Loans                                                        7,462
Average Original Loan Principal Balance                                             $120,837.17       $30,067.90      $542,103.98
Average Statistical Cut-Off Date Loan Principal Balance                             $117,709.31        $5,020.84      $540,775.10
Weighted Average Original Combined LTV                                                  100.93%            9.33%          115.00%
Weighted Average Interest Rate                                                           9.996%           7.000%          15.776%
Weighted Average Remaining Term to Maturity (months)                                        306               24              357
Weighted Average FICO Credit Score(1)                                                       623              502              809
----------------------------------------------------------------------------------------------------------------------------------
(1) 95.92% of the Mortgage Loans have Credit Scores.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Percent of Statistical
                                                                                                       Cut-Off Date
                                                                                                    Principal Balance
                                                                                                    -----------------
         Product Type                                          Fixed Rate                                   100.00%

         Fully Amortizing Mortgage Loans                                                                    100.00%

         Lien Priority                                         First                                         95.73%
                                                               Second                                         4.27%

         Occupancy Type                                        Primary Residence                             99.63%
                                                               Investor Property                              0.37%


         Geographical Distribution                             California                                    15.10%
                                                               Ohio                                          13.36%
                                                               Florida                                        6.92%
                                                               Pennsylvania                                   6.86%
                                                               Maryland                                       4.58%

         Number of States                                                                                        43

         Loans with Prepayment Penalties                                                                     87.86%
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

Original Principal Balances

----------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Balance                % of Aggregate
                                                      Number              Outstanding as of              Principal Balance
                   Range of                         of Mortgage             the Statistical            Outstanding as of the
          Original Principal Balances                  Loans                Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
  Up to $50,000.00                                         653                $24,850,896.43                           2.83%
----------------------------------------------------------------------------------------------------------------------------------
  $50,000.01 - 100,000.00                                2,761                204,679,186.52                           23.30
----------------------------------------------------------------------------------------------------------------------------------
  100,000.01 - 150,000.00                                2,163                260,564,171.41                           29.67
----------------------------------------------------------------------------------------------------------------------------------
  150,000.01 - 200,000.00                                1,102                184,865,937.40                           21.05
----------------------------------------------------------------------------------------------------------------------------------
  200,000.01 - 250,000.00                                  437                 94,854,034.79                           10.80
----------------------------------------------------------------------------------------------------------------------------------
  250,000.01 - 300,000.00                                  166                 44,466,055.10                            5.06
----------------------------------------------------------------------------------------------------------------------------------
  300,000.01 and above                                     180                 64,066,580.64                            7.29
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,462               $878,346,862.29                         100.00%
==================================================================================================================================

Average Original Principal Balance: $120,837.17
Minimum Original Principal Balance: $30,067.90
Maximum Original Principal Balance: $542,103.98



 Current Principal Balances

----------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Balance                % of Aggregate
                                                      Number              Outstanding as of              Principal Balance
                   Range of                         of Mortgage             the Statistical            Outstanding as of the
          Current Principal Balances                   Loans                Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
  Up to $50,000.00                                         750                $29,217,345.36                           3.33%
----------------------------------------------------------------------------------------------------------------------------------
  $50,000.01 - 100,000.00                                2,794                212,712,570.85                           24.22
----------------------------------------------------------------------------------------------------------------------------------
  100,000.01 - 150,000.00                                2,159                266,370,622.37                           30.33
----------------------------------------------------------------------------------------------------------------------------------
  150,000.01 - 200,000.00                                1,027                176,714,569.32                           20.12
----------------------------------------------------------------------------------------------------------------------------------
  200,000.01 - 250,000.00                                  404                 89,239,546.68                           10.16
----------------------------------------------------------------------------------------------------------------------------------
  250,000.01 - 300,000.00                                  158                 42,966,896.48                            4.89
----------------------------------------------------------------------------------------------------------------------------------
  300,000.01 and above                                     170                 61,125,311.23                            6.96
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,462               $878,346,862.29                         100.00%
==================================================================================================================================

Average Current Principal Balance: $117,709.31
Minimum Current Principal Balance: $5,020.84
Maximum Current Principal Balance: $540,775.10


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------

Interest Rates

----------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Balance                % of Aggregate
                                                      Number              Outstanding as of              Principal Balance
                   Range of                         of Mortgage             the Statistical            Outstanding as of the
              Interest Rates (%)                       Loans                Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
   7.000 - 7.999                                           700               $114,282,751.51                          13.01%
----------------------------------------------------------------------------------------------------------------------------------
   8.000 - 8.999                                           673                 95,607,661.41                           10.88
----------------------------------------------------------------------------------------------------------------------------------
   9.000 - 9.999                                         1,489                212,742,331.87                           24.22
----------------------------------------------------------------------------------------------------------------------------------
   10.000 - 10.999                                       2,834                318,366,267.39                           36.25
----------------------------------------------------------------------------------------------------------------------------------
   11.000 - 11.999                                         838                 77,317,482.80                            8.80
----------------------------------------------------------------------------------------------------------------------------------
   12.000 - 12.999                                         435                 33,165,082.17                            3.78
----------------------------------------------------------------------------------------------------------------------------------
   13.000 - 13.999                                         319                 18,018,920.56                            2.05
----------------------------------------------------------------------------------------------------------------------------------
   14.000 - 14.999                                         163                  8,311,163.67                            0.95
----------------------------------------------------------------------------------------------------------------------------------
   15.000 - 15.999                                          11                    535,200.91                            0.06
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,462               $878,346,862.29                         100.00%
==================================================================================================================================

Weighted Average Interest Rate: 9.996%
Minimum Interest Rate: 7.000%
Maximum Interest Rate: 15.776%



Original Combined Loan-to-Value Ratios

----------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Balance                % of Aggregate
                                                      Number              Outstanding as of              Principal Balance
                   Range of                         of Mortgage             the Statistical            Outstanding as of the
       Original Combined LTV Ratios (%)                Loans                Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
     0.01 - 30.00                                           17                   $989,291.22                           0.11%
----------------------------------------------------------------------------------------------------------------------------------
    30.01 - 40.00                                           35                  2,275,862.67                            0.26
----------------------------------------------------------------------------------------------------------------------------------
    40.01 - 50.00                                           60                  3,790,773.94                            0.43
----------------------------------------------------------------------------------------------------------------------------------
    50.01 - 60.00                                           82                  6,690,286.89                            0.76
----------------------------------------------------------------------------------------------------------------------------------
    60.01 - 70.00                                          159                 14,549,076.08                            1.66
----------------------------------------------------------------------------------------------------------------------------------
    70.01 - 80.00                                          246                 22,471,321.56                            2.56
----------------------------------------------------------------------------------------------------------------------------------
    80.01 - 90.00                                          506                 53,468,614.14                            6.09
----------------------------------------------------------------------------------------------------------------------------------
   90.01 - 100.00                                        1,242                141,109,259.41                           16.07
----------------------------------------------------------------------------------------------------------------------------------
  100.01 - 110.00                                        4,857                606,447,366.77                           69.04
----------------------------------------------------------------------------------------------------------------------------------
  110.01 - 115.00                                          258                 26,555,009.61                            3.02
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,462               $878,346,862.29                         100.00%
==================================================================================================================================

Weighted Average CLTV: 100.93%
Minimum CLTV: 9.33%
Maximum CLTV: 115.00%



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------


Geographical Distribution
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Balance                % of Aggregate
                                                      Number              Outstanding as of              Principal Balance
                                                    of Mortgage             the Statistical            Outstanding as of the
                     State                             Loans                Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
   Alabama                                                  78                 $6,580,002.81                           0.75%
----------------------------------------------------------------------------------------------------------------------------------
   Arizona                                                 158                 17,846,971.39                            2.03
----------------------------------------------------------------------------------------------------------------------------------
   California                                              730                132,627,845.61                           15.10
----------------------------------------------------------------------------------------------------------------------------------
   Colorado                                                113                 18,951,182.33                            2.16
----------------------------------------------------------------------------------------------------------------------------------
   Connecticut                                             107                 14,177,939.06                            1.61
----------------------------------------------------------------------------------------------------------------------------------
   Delaware                                                 70                  7,990,886.25                            0.91
----------------------------------------------------------------------------------------------------------------------------------
   Florida                                                 557                 60,793,326.60                            6.92
----------------------------------------------------------------------------------------------------------------------------------
   Georgia                                                 104                 11,016,141.11                            1.25
----------------------------------------------------------------------------------------------------------------------------------
   Hawaii                                                   39                  9,104,293.96                            1.04
----------------------------------------------------------------------------------------------------------------------------------
   Idaho                                                    84                  9,102,089.39                            1.04
----------------------------------------------------------------------------------------------------------------------------------
   Illinois                                                 23                  2,092,776.04                            0.24
----------------------------------------------------------------------------------------------------------------------------------
   Indiana                                                 180                 18,746,749.69                            2.13
----------------------------------------------------------------------------------------------------------------------------------
   Iowa                                                     35                  2,914,392.25                            0.33
----------------------------------------------------------------------------------------------------------------------------------
   Kansas                                                  126                 11,491,988.98                            1.31
----------------------------------------------------------------------------------------------------------------------------------
   Kentucky                                                 98                  9,527,993.84                            1.08
----------------------------------------------------------------------------------------------------------------------------------
   Louisiana                                                89                  9,927,685.20                            1.13
----------------------------------------------------------------------------------------------------------------------------------
   Maine                                                    37                  4,894,855.55                            0.56
----------------------------------------------------------------------------------------------------------------------------------
   Maryland                                                290                 40,212,555.34                            4.58
----------------------------------------------------------------------------------------------------------------------------------
   Massachusetts                                           115                 14,832,560.16                            1.69
----------------------------------------------------------------------------------------------------------------------------------
   Michigan                                                282                 30,163,126.78                            3.43
----------------------------------------------------------------------------------------------------------------------------------
   Minnesota                                               102                 13,459,515.82                            1.53
----------------------------------------------------------------------------------------------------------------------------------
   Missouri                                                315                 30,708,948.69                            3.50
----------------------------------------------------------------------------------------------------------------------------------
   Montana                                                  28                  3,192,304.76                            0.36
----------------------------------------------------------------------------------------------------------------------------------
   Nebraska                                                 59                  5,438,002.53                            0.62
----------------------------------------------------------------------------------------------------------------------------------
   Nevada                                                   63                  9,964,768.71                            1.13
----------------------------------------------------------------------------------------------------------------------------------
   New Hampshire                                            66                  8,659,652.36                            0.99
----------------------------------------------------------------------------------------------------------------------------------
   New Jersey                                              231                 33,228,817.98                            3.78
----------------------------------------------------------------------------------------------------------------------------------
   New Mexico                                               35                  3,371,837.10                            0.38
----------------------------------------------------------------------------------------------------------------------------------
   New York                                                 67                  5,156,173.05                            0.59
----------------------------------------------------------------------------------------------------------------------------------
   North Carolina                                          263                 21,147,378.35                            2.41
----------------------------------------------------------------------------------------------------------------------------------
   Ohio                                                  1,102                117,346,680.67                           13.36
----------------------------------------------------------------------------------------------------------------------------------
   Oklahoma                                                165                 14,847,837.56                            1.69
----------------------------------------------------------------------------------------------------------------------------------
   Oregon                                                  128                 17,722,807.86                            2.02
----------------------------------------------------------------------------------------------------------------------------------
   Pennsylvania                                            595                 60,244,756.83                            6.86
----------------------------------------------------------------------------------------------------------------------------------
   Rhode Island                                             23                  2,896,282.49                            0.33
----------------------------------------------------------------------------------------------------------------------------------
   South Carolina                                          150                 14,198,546.92                            1.62
----------------------------------------------------------------------------------------------------------------------------------
   South Dakota                                             23                  2,206,646.14                            0.25
----------------------------------------------------------------------------------------------------------------------------------
   Tennessee                                               158                 15,272,734.88                            1.74
----------------------------------------------------------------------------------------------------------------------------------
   Utah                                                     76                  9,261,131.98                            1.05
----------------------------------------------------------------------------------------------------------------------------------
   Vermont                                                   7                    663,091.20                            0.08
----------------------------------------------------------------------------------------------------------------------------------
   Virginia                                                332                 39,791,770.98                            4.53
----------------------------------------------------------------------------------------------------------------------------------
   West Virginia                                            39                  3,179,782.49                            0.36
----------------------------------------------------------------------------------------------------------------------------------
   Wisconsin                                               120                 13,392,030.60                            1.52
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,462               $878,346,862.29                         100.00%
==================================================================================================================================


The properties are located in a total of 43 states.



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------


Occupancy Type

----------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Balance                % of Aggregate
                                                      Number              Outstanding as of              Principal Balance
                                                    of Mortgage             the Statistical            Outstanding as of the
                Occupancy Type                         Loans                Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
  Primary Residence                                      7,435               $875,063,027.09                          99.63%
----------------------------------------------------------------------------------------------------------------------------------
  Investor Property                                         27                  3,283,835.20                            0.37
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,462               $878,346,862.29                         100.00%
==================================================================================================================================


Lien Priority

----------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Balance                % of Aggregate
                                                      Number              Outstanding as of              Principal Balance
                                                    of Mortgage             the Statistical            Outstanding as of the
                 Lien Priority                         Loans                Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
  First Lien                                             6,801               $840,817,820.89                          95.73%
----------------------------------------------------------------------------------------------------------------------------------
  Second Lien                                              661                 37,529,041.40                            4.27
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,462               $878,346,862.29                         100.00%
==================================================================================================================================


Remaining Term to Maturity

----------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Balance                % of Aggregate
                                                      Number              Outstanding as of              Principal Balance
          Remaining Term to Maturity                of Mortgage             the Statistical            Outstanding as of the
                   (Months)                            Loans                Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
     1 - 60                                                 27                 $1,077,843.11                           0.12%
----------------------------------------------------------------------------------------------------------------------------------
   61 - 120                                                276                 18,170,752.96                            2.07
----------------------------------------------------------------------------------------------------------------------------------
  121 - 180                                                911                 68,947,135.36                            7.85
----------------------------------------------------------------------------------------------------------------------------------
  181 - 240                                              1,031                 99,783,059.32                           11.36
----------------------------------------------------------------------------------------------------------------------------------
  241 - 300                                                316                 40,237,422.77                            4.58
----------------------------------------------------------------------------------------------------------------------------------
  301 - 360                                              4,901                650,130,648.77                           74.02
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,462               $878,346,862.29                         100.00%
==================================================================================================================================


Weighted Average Remaining Term: 306 Months
Minimum Remaining Term: 24
Maximum Remaining Term: 357



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------


Year of Origination

----------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Balance                % of Aggregate
                                                      Number              Outstanding as of              Principal Balance
          Year of Origination                       of Mortgage             the Statistical            Outstanding as of the
                                                       Loans                Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
  2000                                                     456                $38,085,057.69                           4.34%
----------------------------------------------------------------------------------------------------------------------------------
  2001                                                   1,383                145,492,028.95                           16.56
----------------------------------------------------------------------------------------------------------------------------------
  2002                                                   4,088                480,852,312.77                           54.75
----------------------------------------------------------------------------------------------------------------------------------
  2003                                                   1,535                213,917,462.88                           24.35
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,462               $878,346,862.29                         100.00%
==================================================================================================================================


FICO Credit Scores (1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Balance                % of Aggregate
                                                      Number              Outstanding as of              Principal Balance
                   Range of                         of Mortgage             the Statistical            Outstanding as of the
              FICO Credit Scores                       Loans                Cut-Off Date             Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------------------
  Not Available                                            323                $35,847,666.24                           4.08%
----------------------------------------------------------------------------------------------------------------------------------
  502 - 540                                                299                 36,045,979.85                            4.10
----------------------------------------------------------------------------------------------------------------------------------
  541 - 580                                              1,227                148,791,263.99                           16.94
----------------------------------------------------------------------------------------------------------------------------------
  581 - 620                                              1,860                220,849,389.83                           25.14
----------------------------------------------------------------------------------------------------------------------------------
  621 - 660                                              2,154                251,566,682.15                           28.64
----------------------------------------------------------------------------------------------------------------------------------
  661 - 700                                              1,082                129,054,320.47                           14.69
----------------------------------------------------------------------------------------------------------------------------------
  701 - 809                                                517                 56,191,559.76                            6.40
----------------------------------------------------------------------------------------------------------------------------------
                     TOTAL                               7,462               $878,346,862.29                         100.00%
==================================================================================================================================


Weighted Avereage FICO Score: 623 (2)

(1) The FICO Credit Scores presented represent the scores entered into the first borrower's field in HFC's or its subsidiary's electronic records at the time of application. These scores may be the higher or the lower of the FICO Credit Scores for co-borrowers of a home equity loan and may not be the score assigned to the primary obligor on the loan. Household does not use FICO Credit Scores as a primary basis of its credit decision but evaluates credit-worthiness based upon a proprietary internal credit-scoring model.

(2) Weighted Average FICO Score excluding loans without a FICO credit score.



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                    BOND SUMMARY (To Call)
---------------------------------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------------------------------
PPC                                             0%          50%         75%         100%        125%        150%        200%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                         8.53        4.36         3.04        2.25        1.71        1.25        0.88
  Modified Duration (at par)                   7.88        4.10         2.91        2.17        1.66        1.22        0.87
  First Principal Payment Date               1/20/2004   1/20/2004   1/20/2004    1/20/2004   1/20/2004   1/20/2004   1/20/2004
  Last Principal Payment Date               12/20/2013  12/20/2013   3/20/2011    5/20/2009   3/20/2008   7/20/2006  10/20/2005
  Principal Payment Window (Months)             120         120          87          65          51          31          22

Class M
---------------------------------------------------------------------------------------------------------------------------------
PPC                                             0%          50%         75%         100%        125%        150%        200%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                         8.53        4.36         3.04        2.25        1.71        1.25        0.88
  Modified Duration (at par)                   7.78        4.06         2.88        2.16        1.65        1.22        0.87
  First Principal Payment Date               1/20/2004   1/20/2004   1/20/2004    1/20/2004   1/20/2004   1/20/2004   1/20/2004
  Last Principal Payment Date               12/20/2013  12/20/2013   3/20/2011    5/20/2009   3/20/2008   7/20/2006  10/20/2005
  Principal Payment Window (Months)             120         120          87          65          51          31          22

---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                   BOND SUMMARY (To Maturity)
---------------------------------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------------------------------
PPC                                             0%          50%         75%         100%        125%        150%        200%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                         11.01       4.61         3.25        2.43        1.86        1.31        0.92
  Modified Duration (at par)                   9.92        4.31         3.09        2.33        1.80        1.28        0.91
  First Principal Payment Date               1/20/2004   1/20/2004   1/20/2004    1/20/2004   1/20/2004   1/20/2004   1/20/2004
  Last Principal Payment Date               10/20/2020   4/20/2017   4/20/2014   12/20/2011   6/20/2010   7/20/2007   6/20/2006
  Principal Payment Window (Months)             202         160         124          96          78          43          30

Class M
---------------------------------------------------------------------------------------------------------------------------------
PPC                                             0%          50%         75%         100%        125%        150%        200%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                         11.01       4.61         3.25        2.43        1.86        1.31        0.92
  Modified Duration (at par)                   9.75        4.26         3.07        2.32        1.79        1.28        0.91
  First Principal Payment Date               1/20/2004   1/20/2004   1/20/2004    1/20/2004   1/20/2004   1/20/2004   1/20/2004
  Last Principal Payment Date               10/20/2020   4/20/2017   4/20/2014   12/20/2011   6/20/2010   7/20/2007   6/20/2006
  Principal Payment Window (Months)             202         160         124          96          78          43          30

---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                 AVAILABLE FUNDS CAP (1)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                           Available  Class A Cap    Class M                            Available     Class A     Class M
   Period      Pay Date    Funds Cap      (2)        Cap (2)     Period     Pay Date    Funds Cap     Cap (2)     Cap (2)
============================================================================================================================
      1        01/20/04      8.63         8.63        8.63         31       07/20/06       9.49        9.49        9.49
      2        02/20/04      9.19         9.19        9.19         32       08/20/06       9.18        9.18        9.18
      3        03/20/04      9.82         9.82        9.82         33       09/20/06       9.18        9.18        9.18
      4        04/20/04      9.19         9.19        9.19         34       10/20/06       9.49        9.49        9.49
      5        05/20/04      9.50         9.50        9.50         35       11/20/06       9.18        9.18        9.18
      6        06/20/04      9.19         9.19        9.19         36       12/20/06       9.49        9.49        9.49
      7        07/20/04      9.49         9.49        9.49         37       01/20/07       9.18        62.93       64.48
      8        08/20/04      9.19         9.19        9.19         38       02/20/07       9.18        61.37       62.89
      9        09/20/04      9.19         9.19        9.19         39       03/20/07       10.17       66.27       67.91
     10        10/20/04      9.49         9.49        9.49         40       04/20/07       9.18        48.17       49.32
     11        11/20/04      9.19         9.19        9.19         41       05/20/07       9.49        29.36       29.94
     12        12/20/04      9.49         9.49        9.49         42       06/20/07       9.18        28.42       28.99
     13        01/20/05      9.19         9.19        9.19         43       07/20/07       9.49        29.37       29.97
     14        02/20/05      9.19         9.19        9.19         44       08/20/07       9.18        28.43       29.01
     15        03/20/05      10.17        10.17       10.17        45       09/20/07       9.18        28.44       29.02
     16        04/20/05      9.19         9.19        9.19         46       10/20/07       9.49        29.38       29.98
     17        05/20/05      9.49         9.49        9.49         47       11/20/07       9.18        28.44       29.02
     18        06/20/05      9.19         9.19        9.19         48       12/20/07       9.49        29.39       30.00
     19        07/20/05      9.49         9.49        9.49         49       01/20/08       9.18        28.45       29.05
     20        08/20/05      9.19         9.19        9.19         50       02/20/08       9.18        28.46       29.06
     21        09/20/05      9.19         9.19        9.19         51       03/20/08       9.81        30.43       31.07
     22        10/20/05      9.49         9.49        9.49         52       04/20/08       9.18        28.48       29.08
     23        11/20/05      9.19         9.19        9.19         53       05/20/08       9.48        29.43       30.06
     24        12/20/05      9.49         9.49        9.49         54       06/20/08       9.18        28.49       29.11
     25        01/20/06      9.19         9.19        9.19         55       07/20/08       9.48        29.45       30.09
     26        02/20/06      9.18         9.18        9.18         56       08/20/08       9.18        28.51       29.13
     27        03/20/06      10.17        10.17       10.17        57       09/20/08       9.18        28.52       29.14
     28        04/20/06      9.18         9.18        9.18         58       10/20/08       9.48        29.48       30.13
     29        05/20/06      9.49         9.49        9.49         59       11/20/08       9.18        28.54       29.17
     30        06/20/06      9.18         9.18        9.18         60       12/20/08       9.48        29.50       30.15
============================================================================================================================

1)       Assumes the 1-month LIBOR instantaneously increases to 20.00% and run at the pricing speed.
2)       Includes Supplemental Interest Amounts.




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.

------------------------------------------------------------------------------
     Household Home Equity Loan Trust 2003-2
     Closed-End Home Equity Loan Asset-Backed Notes, Series 2003-2
     $736,482,000 (approximate)                               HOUSEHOLD [LOGO]
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                            AVAILABLE FUNDS CAP (1) (Continued)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                           Available  Class A Cap    Class M                            Available     Class A     Class M
   Period      Pay Date    Funds Cap      (2)        Cap (2)     Period     Pay Date    Funds Cap     Cap (2)     Cap (2)
============================================================================================================================
     61        01/20/09      9.18        28.55        29.19        91       07/20/11       9.47        29.85       30.64
     62        02/20/09      9.18        28.56        29.21        92       08/20/11       9.16        28.90       29.67
     63        03/20/09      10.16       31.63        32.35        93       09/20/11       9.16        28.91       29.69
     64        04/20/09      9.17        28.58        29.23        94       10/20/11       9.47        29.89       30.70
     65        05/20/09      9.48        29.54        30.22        95       11/20/11       9.16        28.94       29.73
     66        06/20/09      9.17        28.60        29.26        96       12/20/11       9.47        29.92       30.74
     67        07/20/09      9.48        29.56        30.25        97       01/20/12       9.16        28.97       29.77
     68        08/20/09      9.17        28.62        29.29        98       02/20/12       9.16        28.99       29.79
     69        09/20/09      9.17        28.63        29.30        99       03/20/12       9.79        30.78       31.63
     70        10/20/09      9.48        29.60        30.29        100      04/20/12       9.16        28.80       29.61
     71        11/20/09      9.17        28.65        29.33        101      05/20/12       9.47        29.78       30.61
     72        12/20/09      9.48        29.62        30.32        102      06/20/12       9.16        28.83       29.64
     73        01/20/10      9.17        28.67        29.36        103      07/20/12       9.46        29.80       30.65
     74        02/20/10      9.17        28.68        29.37        104      08/20/12       9.16        28.86       29.68
     75        03/20/10      10.15       31.77        32.54        105      09/20/12       9.16        28.87       29.69
     76        04/20/10      9.17        28.70        29.40        106      10/20/12       9.46        29.85       30.70
     77        05/20/10      9.48        29.67        30.40        107      11/20/12       9.16        28.90       29.73
     78        06/20/10      9.17        28.73        29.44        108      12/20/12       9.46        29.87       30.74
     79        07/20/10      9.48        29.70        30.43        109      01/20/13       9.16        28.92       29.77
     80        08/20/10      9.17        28.75        29.47        110      02/20/13       9.16        28.94       29.79
     81        09/20/10      9.17        28.76        29.48        111      03/20/13      10.14        32.06       33.00
     82        10/20/10      9.47        29.73        30.48        112      04/20/13       9.16        28.97       29.83
     83        11/20/10      9.17        28.78        29.52        113      05/20/13       9.46        29.95       30.84
     84        12/20/10      9.47        29.76        30.52        114      06/20/13       9.15        29.00       29.87
     85        01/20/11      9.17        28.81        29.55        115      07/20/13       9.46        29.98       30.88
     86        02/20/11      9.17        28.82        29.57        116      08/20/13       9.15        29.03       29.91
     87        03/20/11      10.15       31.92        32.75        117      09/20/13       9.15        29.05       29.93
     88        04/20/11      9.17        28.85        29.60        118      10/20/13       9.46        30.03       30.95
     89        05/20/11      9.47        29.82        30.60        119      11/20/13       9.15        29.08       29.97
     90        06/20/11      9.17        28.87        29.64        120      12/20/13       9.46        30.06       30.99
============================================================================================================================

1)       Assumes the 1-month LIBOR instantaneously increases to 20.00% and run at the pricing speed.
2)       Includes Supplemental Interest Amounts.




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, and the other Underwriters are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities nor any of its affiliates. Neither the issuer nor any of its affiliates of the securities has prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agent for the issuer and its affiliates in connection with the proposed transaction. Recipients must read the information contained in the attached disclaimer. Do not use or rely on this information if you have not received and reviewed the disclaimer. If you have not received the disclaimer, call your Underwriter account executive for another copy.